SCHEDULE 14A
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BISHOP STREET FUNDS
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BISHOP STREET LARGE CAP CORE EQUITY FUND
a series of
BISHOP STREET FUNDS
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813
Dear Shareholder:
I am writing to inform you of an upcoming special meeting of shareholders of Bishop Street Funds’ Large Cap Core Equity Fund (the “Fund”) to be held on January 15, 2010 (the “Meeting”). If you are a shareholder of record of the Fund as of the close of business on December 11, 2009, you are entitled to vote at the Meeting, and any adjournment of the Meeting. Enclosed for your reference and use are a notice, proxy statement (the “Proxy Statement”), and proxy card for the Meeting.
At the Meeting, you will be asked to approve the following matters:

PROPOSAL 1:	Approval of a new investment sub-advisory agreement for the Fund between Bishop Street Capital Management (“BSCM” or the “Adviser”) and Columbia Management Advisors, LLC (“CMA”).

PROPOSAL 2:	Approval of a new investment goal for the Fund.

PROPOSAL 3:	Approval of an interim sub-advisory agreement between the Trust, on behalf of the Fund, the Adviser and Lotsoff Capital Management (“Lotsoff”).
The purpose of this proxy statement is to obtain your approval on the matters identified in each proposal in order to effect certain changes to the Fund. At the November 11-12, 2009 Board meeting of the Board of Trustees (the “Board”), BSCM, the Fund’s investment adviser, recommended the replacement of the Fund’s current sub-adviser, Lotsoff, with CMA because it believes that such a change would be in the best interests of the Fund and its shareholders. In connection with the proposal to hire CMA as the Fund’s new sub-adviser, BSCM also recommended approval of changes to the Fund’s name, investment goal and investment strategy. The Board unanimously approved these proposals and is now seeking your approval of a new sub-advisory agreement with CMA, as required by the Investment Company Act of 1940 (the “1940 Act”). The proposed sub-advisory agreement with CMA and the current agreement with Lotsoff are substantially similar, except for the compensation to be paid to CMA. Under the proposed new sub-advisory agreement, CMA would be entitled to a greater fee than Lotsoff under its contract. However, because BSCM is responsible for paying sub-advisory fees, the proposed sub-advisory fees will not result in increased advisory fees paid by the Fund.
Changes to the Fund’s investment goal presently must be approved by shareholders. The Board is also seeking your approval of a new investment goal for the Fund. If approved, the new investment goal may be changed by a vote of the Board without needing to seek shareholder approval. Consequently, the Fund would not bear the cost of soliciting shareholder approval of any subsequent changes to the Fund’s investment goal and would allow the Board to change the

Fund’s goal in response to market conditions and other circumstances in a timely manner. Changes to the Fund’s name, investment goal and investment strategy will not be effected unless shareholders approve a new sub-advisory agreement with CMA.
In addition, the Board is seeking your approval of an interim sub-advisory agreement with the Trust, the Adviser and Lotsoff, the current sub-adviser of the Fund (the “Interim Agreement”), so that Lotsoff may receive its full fee under the Interim Agreement. At a meeting held on August 11-12, 2009, Lotsoff informed the Board that a controlling block of Lotsoff’s partnership interests would be transferred to new owners (the “Transfer”). Under the 1940 Act, the Transfer would constitute a change in control of Lotsoff resulting in the assignment, and automatic termination, of its sub-advisory agreement with the Trust and the Adviser. At the August 11-12, 2009 meeting, the Board approved the Interim Agreement in order for Lotsoff to continue to provide investment sub-advisory services after the Transfer without first obtaining shareholder approval. The Interim Agreement became effective on September 1, 2009. Lotsoff can serve pursuant to the Interim Agreement for up to 150 days. Compensation Lotsoff earns is being held in an interest-bearing escrow account during this time period. Under the 1940 Act, Lotsoff is only entitled to its full fee (plus interest) held in the escrow account if the shareholders of the Fund approve the Interim Agreement, or otherwise approve a new investment advisory agreement with Lotsoff. Because the Board is recommending the approval of a new sub-advisory agreement with CMA, Lotsoff will not receive its full fee in the escrow account unless shareholders approve the Interim Agreement. The Board has determined that it is appropriate for Lotsoff to receive its full fee (plus interest) for its services under the Interim Agreement and is therefore recommending your approval of the Interim Agreement. The terms of the Interim Agreement are identical to the terms of the prior sub-advisory agreement with Lotsoff, with the exception of the provisions relating to the duration and termination of the Interim Agreement, and the manner in which Lotsoff is compensated, as described above.
More specific information about each proposal is contained in the proxy statement, which you should consider carefully.
THE BOARD OF TRUSTEES OF THE BISHOP STREET FUNDS HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AS DESCRIBED IN THE PROXY STATEMENT.
YOUR VOTE IS IMPORTANT TO US. PLEASE TAKE A FEW MINUTES TO REVIEW THE PROXY STATEMENT AND VOTE YOUR SHARES TODAY.
While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed postage-paid envelope so that the maximum number of shares may be voted. You may also vote your shares in person.
If we do not receive your vote promptly, you may be contacted by a representative of the Fund or the Adviser, who will remind you to vote your shares.

Please do not hesitate to call 1-800-262-9565 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Fund.
Sincerely,
/s/ Philip T. Masterson
Philip T. Masterson
President
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS
REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED
FOR YOUR CONVENIENCE.

IMPORTANT NEWS FOR SHAREHOLDERS
While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience here is a brief overview of the matters affecting the Bishop Street Large Cap Core Equity Fund (the “Fund”) that require a shareholder vote.
QUESTIONS & ANSWERS
Q.	Why am I receiving this Proxy Statement?

A.	You are receiving these proxy materials – a booklet that includes the proxy statement and a proxy card – because you have the right to vote on the following important proposals concerning your investment in the Fund:
1.	To approve a new investment sub-advisory agreement for the Fund between Bishop Street Capital Management (the “Adviser” or “BSCM”) and Columbia Management Advisors, LLC (“CMA”).

2.	To approve a new investment goal for the Fund.

3.	To approve an interim sub-advisory agreement between the Trust, on behalf of the Fund, the Adviser and Lotsoff Capital Management (“Lotsoff”).
Q.	Why am I being asked to vote on a new sub-adviser and new sub-advisory agreement with CMA?

A.	The federal law that regulates mutual funds, the Investment Company Act of 1940 (the “1940 Act”), requires shareholder approval of new investment advisory agreements. At a meeting of the Trust’s Board of Trustees (the “Board”) held on November 11-12, 2009, BSCM, the Fund’s investment adviser, recommended to the Board that a number of changes be made to the Fund. At the meeting, BSCM recommended, and the Board approved, replacing the Fund’s current sub-adviser with CMA. The Board is in turn seeking shareholder approval of a new sub-advisory agreement between the Adviser and CMA (the “New Sub-Advisory Agreement”).

Q.	How will the approval of a new sub-adviser and the New Sub-Advisory Agreement affect the Fund’s expenses?

A.	The New Sub-Advisory Agreement and the sub-advisory agreement currently in place with the Fund are substantially similar except for the compensation to be paid under the New Sub-Advisory Agreement. CMA would be entitled to a greater fee than Lotsoff under its contract. However, BSCM, as the Fund’s investment adviser, will be responsible for paying any advisory fees to the sub-adviser. As a result, the proposed changes will not result in increased investment advisory fees to shareholders.

Q.	What happens if the New Sub-Advisory Agreement is not approved?

(i)

A.	The Board has approved an interim agreement with the Fund’s current sub-adviser, Lotsoff (the “Interim Agreement”), as discussed further below, which took effect on September 1, 2009 and permits Lotsoff to continue to serve as the Fund’s sub-adviser for a period not to exceed 150 days from that date. If the New Sub-Advisory Agreement is not approved by shareholders, the Fund will continue to operate under the Interim Agreement and the Board will consider such further action as it deems in the best interests of the shareholders of the Fund, including resubmitting the New Sub-Advisory Agreement to shareholders for approval.

Q.	Why am I being asked to vote for changes to the Fund’s investment goal?

A.	Currently, the Fund’s investment goal is “fundamental.” Shareholders of the Fund are entitled to vote for certain matters affecting the Trust as mandated by the 1940 Act, including changing the fundamental investment goal of the Fund. In connection with its proposal to change the sub-adviser to the Fund, BSCM recommended, and the Board approved, changing the Fund’s investment goal to be more consistent with CMA’s proposed approach to managing the Fund. Because the change to the fundamental investment goal requires shareholder approval, the Board is seeking shareholder approval to effect this change. If approved, the Fund’s investment goal will be “non-fundamental,” meaning that it could be changed by a vote of the Board without the need to seek shareholder approval. The Board believes that it would benefit shareholders of the Fund to allow the Fund and the Adviser greater flexibility to change the Fund’s investment goal in response to changing market conditions or other circumstances. Additionally, if shareholders approve a new non-fundamental investment goal, the Fund would not bear the cost of soliciting shareholder approval of any subsequent changes in the Fund’s investment goal.

Q.	What other changes are being made to the Fund?

A.	In connection with its approvals to hire CMA for the Fund and the proposed change to the Fund’s investment goal, the Board also approved a change in the Fund’s name from the Bishop Street Large Cap Core Equity Fund to the Bishop Street Dividend Value Fund as well as a change to the Fund’s investment strategy. Under the new investment strategy, the Fund will change from investing at least 80% of its net assets in common stocks and other equity securities of U.S. issuers with market capitalizations in excess of $5 billion, to investing at least 80% of its net assets in income-producing (dividend-paying) equity securities, consisting primarily of common stocks but also may include preferred stocks and convertible securities. Under the new investment strategy, the Fund may invest in companies that have market capitalizations of any size. BSCM proposed, and the Board approved, these additional changes to the Fund to make the Fund more consistent with CMA’s proposed investment approach. Changes to the Fund’s name, investment goal and investment strategy will not be effected unless shareholders approve the New Sub-Advisory Agreement.

Q.	What will happen to the Fund’s current sub-adviser?

(ii)

A.	As discussed above, effective September 1, 2009, a controlling block of Lotsoff’s partnership interests were transferred to new owners (the “Transfer”). At its August 11-12, 2009 meeting, the Board considered the Transfer and determined that it resulted in a change in control of Lotsoff under the 1940 Act, which would result in the assignment, and automatic termination, of Lotsoff’s sub-advisory agreement with the Trust (the “Prior Agreement”). Consequently, the Board approved the Interim Agreement in order for Lotsoff to continue to provide investment sub-advisory services after the Transfer without first obtaining shareholder approval. Under Rule 15a-4 under the 1940 Act, the Interim Agreement may continue for a term not to exceed 150 days. Because the Board is recommending the approval of CMA to replace Lotsoff as sub-adviser, the Board is not seeking approval of a new sub-advisory agreement with Lotsoff. The Interim Agreement will terminate the earlier of the effective date of a new sub-advisory agreement with CMA, or the expiration of 150 days. The terms of the Interim Agreement, except with respect to duration, termination and payment of compensation, are identical to the terms of the Prior Agreement.

Q.	Why am I being asked to approve the Interim Agreement?

A.	Pursuant to Rule 15a-4 under the 1940 Act, compensation paid to Lotsoff under the Interim Agreement is being held in an interest-bearing escrow account during the term of the Interim Agreement. Under Rule 15a-4, Lotsoff is only entitled to receipt of full compensation under the Interim Agreement if the shareholders approve the Interim Agreement, or otherwise approve a new investment advisory agreement with Lotsoff. If an agreement is not approved with Lotsoff, Rule 15a-4 provides that Lotsoff will receive the lesser of costs incurred in performing the Interim Agreement (plus interest) or the amount in the escrow account. As stated, shareholders are not being asked to approve a new sub-advisory agreement with Lotsoff. Therefore, without approval of the Interim Agreement by shareholders, Lotsoff may not receive its full fee under the Interim Agreement. The Board has determined that, for its services under the Interim Agreement, Lotsoff should receive its full fee and is therefore recommending approval of the Interim Agreement.

Q.	What happens if the Interim Agreement is not approved?

A.	If shareholders do not approve the Interim Agreement, Lotsoff will continue to serve under the Interim Agreement, as it was approved in accordance with the requirements of Rule 15a-4 by the Board. However, Lotsoff will only be entitled to receive compensation as provided for in the Rule, as discussed above. The Interim Agreement will continue until the expiration of 150 days, or the effective date of a new sub-advisory agreement with CMA, whichever is earlier.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Trustees unanimously recommend that you vote “FOR” each of the proposals. Please see each proposal for a discussion of the Board’s considerations in making its recommendations.

(iii)

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of the Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q.	How do I place my vote?

A.	You may provide the Trust with your vote via mail or in person. You may use the enclosed postage-paid envelope to mail your proxy card. If you need more information on how to vote, or if you have any questions, please call shareholder services at 1-800-262-9565.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. Please call shareholder services at 1-800-262-9565 between 8:30 a.m. and 5:00 p.m., Eastern Time, Monday through Friday.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS
REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED
FOR YOUR CONVENIENCE.

(iv)

BISHOP STREET LARGE CAP CORE EQUITY FUND
a series of
BISHOP STREET FUNDS
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 15, 2010
Notice is hereby given that a Meeting of Shareholders (the “Meeting”) of Bishop Street Funds’ Large Cap Core Equity Fund (the “Fund”) will be held at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 on January 15, 2010 at 11:00 a.m. Eastern Time.
At the Meeting, shareholders of record of the Fund (the “Shareholders”) will be asked to consider and act on the following proposals:

PROPOSAL 1:	Approval of a new investment sub-advisory agreement for the Fund between Bishop Street Capital Management (“BSCM” or the “Adviser”) and Columbia Management Advisors, LLC (“CMA”).

PROPOSAL 2:	Approval of a new investment goal for the Fund.

PROPOSAL 3:	Approval of an interim sub-advisory agreement between the Bishop Street Funds Trust (the “Trust”), on behalf of the Fund, the Adviser and Lotsoff Capital Management (“Lotsoff”).
All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote in person. Your vote is important no matter how many shares you own. You may change your vote even though you have already returned your proxy to Bishop Street Funds by submitting a subsequent proxy by mail or by voting in person at the Meeting.
Shareholders of record at the close of business on December 11, 2009 are entitled to notice of and to vote at the Meeting or any adjournment thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JANUARY 15, 2010.
The proxy statement is available at www.bishopstreetfunds.com.

By Order of the Board of Trustees

/s/ Philip T. Masterson Philip T. Masterson President

[ , 2009]

BISHOP STREET LARGE CAP CORE EQUITY FUND
a series of
BISHOP STREET FUNDS
999 Bishop Street, 28th Floor
Honolulu, Hawaii 96813
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 15, 2010
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Bishop Street Funds (the “Trust”) for use at the special meeting of Shareholders of the Bishop Street Large Cap Core Equity Fund (the “Fund”) to be held on January 15, 2010 at 11:00 a.m. Eastern Time at the offices of SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such special meeting and any adjournment thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Fund at the close of business on December 11, 2009 (“Shareholders”) are entitled to vote at the Meeting.
As of December, 11, 2009, the Fund had _______ shares of beneficial interest (“shares”) issued and outstanding.
INTRODUCTION AND GENERAL INFORMATION
I. General Information
As used in this proxy statement, the Trust’s Board of Trustees is referred to as the “Board,” and the term “Trustee” includes each trustee of the Trust. A Trustee that is an interested person of the Trust is referred to in this proxy statement as an “Interested Trustee.” A Trustee may be an interested person of the Trust because he or she is affiliated with the Trust’s investment adviser, Bishop Street Capital Management (“BSCM” or the “Adviser”), the Trust’s principal underwriter, or any of their affiliates. Trustees that are not interested persons of the Trust are referred to in this proxy statement as “Independent Trustees.”
The Board has called the Meeting in order to permit the Shareholders to consider and vote on the proposals set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, or in person. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by submitting a subsequent proxy by mail or in person at the Meeting. Should Shareholders require additional information regarding the proposals or replacement proxy cards, they may contact the Fund at 1-800-262-9565.

In addition to the solicitation of proxies by mail, representatives of the Fund and the Adviser may solicit proxies in person or by telephone. The Trust has also retained an outside firm, the Altman Group, Inc. (the “Altman Group”), who specializes in proxy solicitation to assist with the proxy solicitation process (tabulation, printing and mailing), the collection of proxies, and with any necessary follow-up. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The Fund will bear the costs of the Meeting and proxy materials. All costs of solicitation, including (a) printing and mailing of the proxy materials, (b) reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund’s shares and (d) payment to the Altman Group for its services, are anticipated to amount to approximately $2,000. The proxy card and this proxy statement are being mailed to Shareholders on or about _________, 2009.
Shares represented by duly executed proxies will be voted in accordance with the instructions given. All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card with respect to any proposal, it will be voted “FOR” the proposal.
II. Quorum and Meeting Adjournments
Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. A majority of the shares entitled to vote (50.1% or more of total votes represented by all shares entitled to vote and present at the Meeting either in person or by proxy) constitutes a quorum. For purposes of determining the presence of a quorum, abstentions or broker non-votes will be counted as present; however, they will have the effect of a vote “AGAINST” the proposal.
If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, or if other matters arise requiring Shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” such proposals in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” such proposals, against such an adjournment.
III. Vote Required to Approve Proposals
If a quorum is present at the Meeting, the approval of each proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the vote of a “majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Each proposal will be voted on separately.

If the shareholders of the Fund do not approve the proposals, the Board will take such further action as it deems in the best interests of the shareholders of the Fund.

PROPOSAL 1: APPROVAL OF THE NEW INVESTMENT SUB-ADVISORY
AGREEMENT
I. Synopsis of Proposal
The Board is recommending approval of a new sub-advisory agreement for the Fund between BSCM and Columbia Management Advisors, LLC (“CMA”) (the “New Sub-Advisory Agreement”). The Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement at a meeting held on November 11-12, 2009.
II. Background Information
BSCM serves as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and BSCM dated March 31, 1999 (the “Advisory Agreement”). BSCM also serves as investment adviser to other Funds in the Trust. BSCM has managed the Fund since its inception on May 3, 2006. Pursuant to the Advisory Agreement, BSCM is responsible for, among other things, managing the investment and reinvestment of Fund assets and the continuous review, supervision, and administration of the investment program of the Fund. Also under the Advisory Agreement, BSCM may delegate all or any portion of its responsibilities to one or more sub-advisers, subject to the supervision of BSCM and the Board. BSCM is responsible for rendering regular reports to the Trust’s officers and the Board concerning the Adviser’s discharge of its responsibilities under the Advisory Agreement.
The Current Sub-Adviser
Lotsoff Capital Management (“Lotsoff”) is currently the sub-adviser to the Fund. Lotsoff has served as sub-adviser to the Fund since the Fund’s inception on May 3, 2006. Prior to September 1, 2009, Lotsoff served pursuant to an investment sub-advisory agreement dated April 28, 2006 with the Trust and BSCM (the “Prior Agreement”). Currently, Lotsoff is operating under an interim sub-advisory agreement (with substantially similar terms as those of the Prior Agreement) that was approved by the Board at its August 11-12, 2009 meeting (the “Interim Agreement”). At the August meeting, Lotsoff informed the Board that a controlling block of Lotsoff’s partnership interests would be transferred to new owners (the “Transfer”). Under the 1940 Act, the Transfer would constitute a change in control of Lotsoff resulting in the assignment, and automatic termination, of the Prior Agreement. Under the 1940 Act, an investment adviser may serve pursuant to an Interim Agreement after an existing agreement has been terminated by assignment, without shareholder approval, provided that, among other things, it is approved by the Board, including a majority of the Independent Trustees, and that the term of the agreement does not exceed 150 days. At the end of the 150-day period, the Interim Agreement will terminate and shareholders must approve a new sub-advisory agreement. At the August 11-12, 2009 meeting, the Board approved the Interim Agreement in order for Lotsoff to continue to provide investment sub-advisory services after the Transfer without first obtaining shareholder approval. The Interim Agreement and the Transfer were effective September 1, 2009. As discussed below, because the Board is asking shareholders to approve a new sub-

adviser, shareholders will not be asked to approve a new investment sub-advisory agreement with Lotsoff. Consequently, the Interim Agreement will terminate the earlier of the effective date of the new sub-advisory agreement with CMA, or the end of the 150-day period. However, the Board is seeking shareholder approval of the Interim Agreement in order for Lotsoff to receive its full fee for its services under the Interim Agreement. This proposal is discussed in further detail in Proposal 3.
Proposal to Approve a New Sub-Adviser
As part of its duties under the Advisory Agreement, BSCM is responsible for the supervision and monitoring of the investment activities of the sub-adviser. At the November 11-12, 2009 meeting of the Board, BSCM recommended that the Board approve CMA as the new sub-adviser for the Fund. BSCM informed the Board that its reasons for recommending this change related to the Fund’s underperformance during the prior three year period, the decline in Fund assets and the significant overlap between the Fund’s strategy with the strategy of the Bishop Street Strategic Growth Fund, another fund in the Trust.
BSCM reported to the Board that, from June 2006 to June 2009, the total return for the Fund (net of expenses) had trailed its benchmark and that, for eight of the last twelve quarters, the Fund had underperformed its benchmark. BSCM further reported that Fund assets had declined from $100.2 million in December 2006 to $51.2 million in September 2009. BSCM noted that the decline in Fund assets was in part due to very difficult market conditions in the past year, but also attributable to Fund performance and lack of marketing support.
In considering options for the Fund to address performance and asset decline, as well as evaluating the overall strategic line up of its products, BSCM determined that it was in the best interests of the Fund to hire a new sub-adviser and to change the Fund’s investment strategy. Currently, the Fund and another fund in the Trust employ equity strategies that overlap significantly. The Fund invests in “large cap” equity securities, defined by the Adviser as equity securities of U.S. issuers with market capitalization in excess of $5 billion, and invests in a blend of growth and value stocks. Growth stocks are stocks with above average rates in earnings growth and therefore a potential for increase in stock price. Value stocks are stocks that are considered to be undervalued in the market, but have the potential to exceed earnings expectations. The Bishop Street Strategic Growth Fund (“Strategic Growth”), also a series of the Trust and managed by BSCM, employs an investment strategy that is tilted towards investment in growth stocks. Consequently, according to BSCM, shareholders who are invested in both Funds may have an unintentional additional exposure to growth stocks. BSCM believes that a large cap value strategy would better complement the other strategy in the Trust and offer better diversification to shareholders. Additionally, BSCM believes that changes to the Fund as proposed would make it a more attractive investment option for strategic asset allocation models, which typically target allocations in investments in large cap growth and large cap value stocks, thereby giving the Fund greater potential for asset growth.
New Sub-Adviser Selection Process

BSCM engaged investment consultant Pension Consulting Alliance, Inc. (“PCA”) to assist with its search for and selection of a new sub-adviser. PCA employed a screening process that included the identification of large cap value investment advisers from a database of over 8,000 investment products. PCA then sent a request for information to 29 candidates and received responses from 28. PCA used quantitative screening criteria (such as alpha, beta, volatility and trailing performance) and a qualitative organizational assessment to narrow the list of candidates, who were then evaluated by PCA and BSCM through a series of presentations and interviews.
Of the proposed sub-advisers, BSCM selected CMA as the most desirable choice for a new sub-adviser for the Fund. In addition to other factors, BSCM chose CMA due to the following characteristics:
•	a stable and experienced portfolio management team;

•	strong investment process based on fundamental research, with a focus on free cash flow, capital discipline and dividend growth;

•	depth of investment organization (with 32 equity analysts supporting the large cap value strategy);

•	compatibility with the Strategic Growth strategy; and

•	investment returns over three and five year periods well above the Russell 1000 Value Index benchmark and five year performance through June 2009 was 4.66% ahead of the benchmark on an annualized basis.
III. Description of the New Sub-Advisory Agreement
A form of New Sub-Advisory Agreement is attached to this proxy statement as Exhibit A and the description of the New Sub-Advisory Agreement is qualified in its entirety by references to Exhibit A. Based on information it received at a meeting held on November 11-12, 2009, the Board approved the New Sub-Advisory Agreement under which, subject to its approval by the Fund’s shareholders, CMA will serve as the new investment sub-adviser to the Fund. The terms of the New Sub-Advisory Agreement, the Prior Agreement and the Interim Agreement (the Prior and Interim Agreements collectively, the “Current Agreement”) are substantially similar. As discussed in greater detail below, the material difference between the New Sub-Advisory Agreement and the Current Agreement is the level of compensation to be paid to CMA. The Prior Agreement was last approved by the Board on February 17-18, 2009 in connection with its annual consideration and renewal and the Interim Agreement, which replaced the Prior Agreement as discussed above, was approved on August 11-12, 2009.
Duties and Responsibilities of the Sub-Adviser
The Current Agreement and the New Sub-Advisory Agreement provide for the discharge of the duties and responsibilities of the sub-adviser. Under the Current and New Sub-Advisory Agreements, the Sub-Adviser will, subject to the supervision of the BSCM and the Board, regularly provide the Fund with investment advice and research and furnish an investment program for the Fund, consistent with its investment objectives and policies. Also under the Current and New Sub-Advisory Agreements, the Sub-Adviser will determine what investments shall be purchased and sold for the Fund, subject to the Trust’s Agreement and Declaration of Trust and By-Laws, the Fund’s current effective registration statement and the investment objectives, policies and restrictions of the Fund as may be in effect from time to time.
Also under the Current and New Sub-Advisory Agreements, the Sub-Adviser is authorized to select brokers or dealers that will execute the purchases and sales of securities of the Fund and directs the Sub-Adviser to use its best efforts to seek on behalf of the Funds the best overall terms available. Under the Current and New Sub-Advisory Agreements, the Sub-Adviser may, in selecting a broker-dealer to execute a particular transaction, consider the brokerage and research services provided, as defined in Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction but only if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to its discretionary clients, including the Fund.
Information about Sub-Advisory Fees
Under the Current and New Sub-Advisory Agreements, BSCM pays the fees of the Sub-Advisers out of the investment sub-advisory fee it receives from the Fund. BSCM’s current advisory fee is 0.74% of the average daily net assets of the Fund, calculated daily and paid monthly. That fee will not change as a result of the approval of a New Sub-Advisory Agreement. Thus, notwithstanding the proposed increase in sub-advisory fees as described below, there will be no change in the amount of advisory fees paid by the Fund.
Pursuant to the New Sub-Advisory Agreement, BSCM will pay CMA a fee, calculated daily and paid monthly, at an annual rate based on the average daily net assets of the Fund pursuant to the following fee schedule:
0.36% on the first $75 million
0.35% on the next $75 million
0.325% on the next $100 million
0.30% on the next $250 million
0.25% on assets over $500 million
Under the Current Agreement, Lotsoff is entitled to a fee for its services, which is calculated daily and paid monthly, at an annual rate specified below of the average daily net assets of the Fund:

0.24%	Up to (but not including) $300 million
0.225%	$300 million to (but not including) $1 billion
0.20%	$1 billion and over

The following table provides information on the aggregate amount of fees Lotsoff received during the Fund’s last fiscal year, the amount that CMA would have received had the New Sub-Advisory Agreement been in effect during the last fiscal year and the difference between the aggregate amounts, stated as a percentage of the actual aggregate amount of fees received during the last year.

		Amount of fees
		received during
		fiscal year ended	Percentage
Sub-Adviser	Fees	December 31, 2008	Difference
Lotsoff	0.24% - Up to (but not including) $300 million	$199,179
	0.225% - $300 million to (but not including) $1 billion
	0.20% - $1 billion and over
			41.7%
CMA	0.36% on the first $75 million	(projected)
	0.35% on the next $75 million
	0.325% on the next $100 million	$282,185
	0.30% on the next $250 million
	0.25% on assets over $500 million
Duration
With respect to duration, the New Sub-Advisory Agreement provides that, unless terminated as described below, the New Sub-Advisory Agreement will continue for two years. Thereafter, the New Sub-Advisory Agreement may continue for successive one year periods provided that it is specifically approved at least annually by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Fund, BSCM or CMA, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund.
Termination
With respect to termination, the Adviser may terminate the New Sub-Advisory Agreement at any time, without the payment of penalty, by not more than 60 days’ nor less than 30 days’ written notice to the Sub-Adviser. The Sub-Adviser may terminate the New Sub-Advisory Agreement at any time, without payment of penalty, upon at least 30 days’ and not more than 60 days’ written notice to the Adviser. The Fund may terminate the New Sub-Advisory Agreement either (i) by vote of the Board upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Sub-Advisory Agreement also provides that the agreement will terminate automatically and immediately in the event of the termination of the Advisory Agreement.
Indemnification
Both the Current and New Sub-Advisory Agreements provide for indemnification of the Adviser and Sub-Adviser. However, under the Current Agreement, obligations to indemnify are reduced by either party’s negligence, whereas in the New Sub-Advisory Agreement, neither party will be indemnified for its gross negligence, but may be indemnified by the other party for its ordinary negligence. Under the New Sub-Advisory Agreement, the Sub-Adviser agrees to indemnify the Trust and its affiliated persons and all of their respective controlling persons against any and all losses arising out of the Sub-Adviser being in material violation of any federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s registration statement or any written guidelines or instruction provided in writing by the Board or the Fund’s failure to satisfy diversification or source of income requirements under Subchapter M of the Internal Revenue Code, or the Sub-Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties or its reckless disregard of its obligations and duties under the New Sub-Advisory Agreement. However, the Adviser will not be indemnified for any losses sustained as a result of the Adviser’s, the Trust’s, their officers’ or their agents’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under the New Sub-Advisory Agreement, the Advisory Agreement, or applicable law.
Both the Current and New Sub-Advisory Agreements provide that the Adviser shall indemnify the Sub-Adviser. Under the Current Agreement, the Adviser has agreed to indemnify the Sub-Adviser for all losses arising from the performance of the Adviser’s obligations; provided, however, that the Adviser’s obligation to indemnify is reduced to the extent any loss as a result of the Sub-Adviser’s own willful misfeasance, bad faith or negligence, or the reckless disregard of its duties. Under the New Sub-Advisory Agreement, the Adviser agrees to indemnify the Sub-Adviser and its affiliated persons and all of their respective controlling persons against any and all losses arising out of the Adviser being in material violation of any federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s registration statement or any written guidelines or instruction provided in writing by the Board, or the Adviser’s willful misfeasance, bad faith or gross negligence generally in the performance of the duties under the New Sub-Advisory Agreement or under the Advisory Agreement or reckless disregard of obligations and duties under the New Sub-Advisory Agreement or Advisory Agreement. However, the Sub-Adviser will not be indemnified for any losses sustained as a result of the Sub-Adviser’s, the Trust’s or their officers’ or agents’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under the New Sub-Advisory Agreement, or applicable law.
Additional Information about Columbia Management Advisors, LLC
Columbia Management Advisors, LLC, or CMA, 100 Federal Street, Boston, MA 02110, is an investment adviser registered with the Securities and Exchange Commission (“SEC”) and an indirect, wholly owned subsidiary of Bank of America, Bank of America Corporate Center,

Charlotte, North Carolina 28255. CMA’s management experience covers all major asset classes, including equity securities, fixed income securities and money market instruments. In addition to serving as investment adviser to mutual funds, CMA acts as investment manager for individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of September 30, 2009, CMA had assets under management of approximately $303.1 billion.
On September 30, 2009, Bank of America announced that it entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (“Ameriprise”). The transaction includes a sale of the part of the asset management business (totaling approximately $165 billion) that advises long-term mutual funds, including the Fund (assuming shareholder approval of the New Sub-Advisory Agreement). The transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. The transaction would result in the assignment of the New Sub-Advisory Agreement to an affiliate of Ameriprise, Riversource Investments LLC (“Riversource”), which assignment would terminate the New Sub-Advisory Agreement. Therefore, in order for CMA to continue to sub-advise the Fund after the closing of the transaction, the Board and the Fund shareholders will be required to approve a new sub-advisory agreement with Riversource.
The names, addresses and principal occupations of the principal executive officers and each member of CMA are listed below. The business address for each person listed below is 100 Federal Street, Boston, MA 02110.

Principal
Name	Occupation
Michael A. Jones	Manager, Chairman, Chief Executive Officer and President

Colin Moore	Manager, Managing Director and Chief Investment Officer

Leonard A. Aplet	Managing Director

Dean C. Athanasia	Managing Director

Stephen Barbaro	Managing Director

Paul J. Berlinguet	Managing Director

Beth Ann Brown	Managing Director

Michael G. Clarke	Managing Director

Wayne M. Collette	Managing Director

Brian Condon	Managing Director

Principal
Name	Occupation
J. Kevin Connaughton	Managing Director

Kevin Cronk	Managing Director

Richard E. Dahlberg	Managing Director

James Dearborn	Managing Director

Matt DiGennaro	Managing Director

Lori Ensinger	Managing Director

Stephen J. Harasimowicz	Managing Director

David Hoffman	Managing Director

Guy C. Holbrook	Managing Director

Peter C. Larson	Managing Director

Robert K. McConnaughey	Managing Director

Laura Ostrander	Managing Director

Christian F. Pineno	Managing Director

Guy W. Pope	Managing Director

Amy S. Roberts	Managing Director

Marie M. Schofield	Managing Director

Diane Sobin	Managing Director

Atul Varma	Chief Financial Officer

Allen F. Bednarz	Treasurer

Linda J. Wondrack	Chief Compliance Officer
The names of all parent companies of CMA are listed below and their basis of control of the investment adviser. The business address for each is 100 Federal Street, Boston, MA 02110.

Percentage of Voting
Securities Owned (if
Entity	Basis of Control	applicable)
Columbia Management Group, LLC	Member of CMA

Bank of America, N.A.	Member of Columbia Management Group, LLC

Bank of America, N.A. Holding Corporation	Shareholder of Bank of America, N.A.	75% or more

Bank of America Corporation Holding Company	Shareholder of Bank of America, N.A. Holding Corporation	75% or more

NB Holdings Corporation	Shareholder of Bank of America Corporation Holding Company	75% or more

Bank of America Holding Corporation	Shareholder of NB Holdings Corporation	75% or more
CMA currently acts as investment adviser to the following registered investment company with the same investment goal and strategies as that proposed for the Fund.

		Size as of
		September 30,	Advisory	Fee Waivers and
Name of Fund	Investment Goal	2009	Fee	Reimbursements
Columbia Dividend Income Fund	Total return, consisting of current income and capital appreciation	$1,695,057,495	0.66%[1]	*

[1]	For the 12-month period ended September 30, 2009, the effective investment advisory fee rate of the Columbia Dividend Income Fund (the “Columbia Fund”) was 0.66% of its average daily net assets. CMA has implemented the following breakpoint schedule for the Columbia Fund’s investment advisory fees: 0.70% for assets up to $500 million; 0.65% for assets in excess of $500 million and up to $1 billion; 0.60% for assets in excess of $1 billion and up to $1.5 billion; 0.55% for assets in excess of $1.5 billion and up to $3 billion; 0.53% for assets in excess of $3 billion and up to $6 billion; and 0.51% for assets in excess of $6 billion. CMA also acts as administrator to the Columbia Dividend Income Fund, for which it receives 0.067% of the Columbia Fund’s average daily assets in addition to the advisory fee, for a total management fee of 0.73% of average daily net assets in fees.

*	CMA has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.80% of the Fund’s average daily net assets on an annualized basis. CMA, in its discretion, may revise or discontinue this arrangement at any time.
IV. Board Considerations Regarding the New Sub-Advisory Agreement
At a Board meeting held in person on November 11-12, 2009, the Board, including the Independent Trustees, discussed and unanimously approved the New Sub-Advisory Agreement. The Board, including the Independent Trustees advised by their independent legal counsel, received and reviewed materials relating to CMA and the New Sub-Advisory Agreement in advance of the meeting, and had the opportunity to ask questions and request further information of BSCM and CMA. The materials included, among other things, information regarding: (i) the nature, extent and quality of the services to be provided by CMA; (ii) the investment performance of CMA; (iii) the costs of the services to be provided; and (iv) comparisons of the services to be rendered and the amounts to be paid under the New Sub-Advisory Agreement with the services and amounts paid under advisory agreements of the same and other investment advisers, as discussed in further detail below.
At the November 11-12, 2009 meeting, representatives from BSCM and CMA, along with other service providers of the Fund, presented additional oral and written information to help the Board evaluate CMA’s proposed fee and other aspects of the New Sub-Advisory Agreement. Among other things, the representatives provided an overview of CMA by reviewing key personnel and BSCM and CMA’s investment strategies and processes. The Board then discussed the written materials that the Board received before the meeting, BSCM and CMA’s oral presentation and any other information that the Board received at the meeting, and deliberated on the approval of the New Sub-Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent and Quality of Sub-Advisory and Other Services
In considering the nature, extent and quality of the services to be provided by CMA as sub-adviser to the Fund, the Board reviewed the portfolio management services to be provided by CMA to the Fund. Among other things, the Board considered the quality of CMA’s portfolio management personnel. CMA’s registration form (“Form ADV”) was provided to the Board, as was CMA’s responses to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers who would be primarily responsible for the day-to-day management of the Fund.
The Board also considered other services to be provided to the Fund by CMA, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by CMA.
The Board also took note of the proposed sale of a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc., announced by Bank of America on September 30, 2009 (the “Transaction”). The Transaction would include a sale of the asset management business that advises long-term mutual funds, which would include the Fund if the Board and shareholders approved a new sub-advisory agreement with CMA. CMA noted that the Transaction was still in its early stages, and that it would provide the Board with additional materials and information on the Transaction as it progressed. The Board also noted that the Transaction would result in the assignment of the New Sub-Advisory Agreement to Riversource, an affiliate of Ameriprise, which would result in the termination of the New Sub-Advisory Agreement. The Board further noted that such termination would require its approval, as well as the approval of Fund shareholders, of a new sub-advisory agreement with Riversource.
Investment Performance of the Sub-Adviser
The Board evaluated the Fund’s investment performance and considered the performance of the investment management personnel of CMA who were expected to manage the Fund. The Board concluded that the historical investment performance record of CMA and its portfolio managers, as well as its experience and performance in managing a large cap value strategy, supported a decision to approve the New Sub-Advisory Agreement.
Costs of Services To Be Provided, Profitability and Economies of Scale
The Board considered the Fund’s overall fee level and noted that the advisory fee of the Fund would remain the same under the New Sub-Advisory Agreement, as CMA’s fees would be paid out of the advisory fee that the Fund pays BSCM. Based on its review, the Board determined that the sub-advisory fee was reasonable and appropriate in light of: 1) the services to be provided by CMA; 2) the advisory fees and the overall expense ratios of the Fund as compared to peer funds, including funds advised by CMA and 3) the anticipated profitability to BSCM and CMA.
Conclusion
Based on the Board’s deliberations and its evaluation of the information described above, the Board, including the Independent Trustees, unanimously concluded that the terms of the New Sub-Advisory Agreement are fair and reasonable and concluded that the sub-advisory fees are reasonable in light of the services that CMA will provide to the Fund and agreed to approve the New Sub-Advisory Agreement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE TO APPROVE PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW INVESTMENT GOAL FOR THE FUND
I.	Synopsis of Proposal
The Board is recommending that shareholders approve a new investment goal for the Fund from long-term capital appreciation to total return, consisting of current income and capital appreciation. BSCM proposed the new investment goal to make the Fund more consistent with the proposed investment approach of CMA, the proposed new sub-adviser for the Fund (See Proposal 1). If approved, the Fund’s new investment goal may be changed by the Board without seeking shareholder approval.
II.	Background
The Fund operates in accordance with the investment goal, policies and restrictions described in its prospectus and statement of additional information. The 1940 Act requires that the Fund classify specific investment policies as fundamental policies and requires a shareholder vote to make changes to those policies. Other policies not enumerated in the 1940 Act can be designated by the Fund as fundamental, and if so designated, may only be changed by a shareholder vote or can be designated as non-fundamental and may be changed by the Board without shareholder approval. A fund’s investment objective or goal is not required to be fundamental. Currently, the investment goal of the Fund is fundamental, meaning that it cannot be changed without a vote of the Fund’s shareholders.
As previously discussed, BSCM proposed that the Board approve hiring CMA as a new sub-adviser. In connection with its proposal to hire CMA, BSCM also proposed that the Board approve changes to the Fund’s name and investment goal, as well as a change in the Fund’s investment strategy from a large cap core equity strategy to a large cap value strategy. Shareholders of the Fund are entitled to vote for certain matters affecting the Trust as mandated by the 1940 Act, including changing the fundamental investment goal of the Fund.
III.	Proposed Change in Investment Goal
At its November 11-12, 2009 meeting the Board approved, and now recommends that shareholders approve, a change in the investment goal of the Fund from long-term capital appreciation to total return, consisting of current income and capital appreciation. The revised goal would be a non-fundamental policy of the Fund that could be changed without further shareholder approval. The proposed change to the Fund’s investment goal, as well as the implementation of the Fund’s name change and change in investment strategy as discussed below are contingent upon the approval of CMA as the new sub-adviser to the Fund, as described in Proposal 1.
Consistent with the proposed change in investment goal, BSCM has also proposed to change the name of the Fund and its investment strategy. At its November 11-12, 2009 Board meeting, BSCM proposed, and the Board approved, a change in the Fund’s name from the Bishop Street Large Cap Core Equity Fund to the Bishop Street Dividend Value Fund. Under Rule 35d-1 under the 1940 Act, a fund must adopt an investment strategy to invest at least 80% of its net assets in the type of securities that its name suggests (“80% policy”). Currently, the Fund’s 80%

policy is to invest at least 80% of its net assets in common stocks and other equity securities of U.S. issuers with market capitalizations in excess of $5 billion, otherwise known as large cap companies. After the Fund’s name change to the Bishop Street Dividend Value Fund is effective, this 80% policy will be replaced with a policy of investing at least 80% of its net assets in income-producing (dividend-paying) equity securities. The equity securities will consist primarily of common stocks but may include preferred stocks and convertible securities. Also under the proposed new investment strategy, the Fund may invest in companies that have market capitalization of any size.
According to BSCM, the proposed new investment strategy of the Fund is more consistent with the Fund’s proposed new investment goal. Specifically, the total return and current income components of the proposed investment goal are characteristic of the income producing, dividend paying equity securities that the Fund will primarily invest in under the revised strategy.
The Board also determined that the proposed investment goal will provide BSCM and CMA greater flexibility to respond to changing market conditions or other circumstances in a timely manner. If approved, the Fund’s new investment goal will be non-fundamental and may be changed by a vote of the Board without the need to seek shareholder approval. Consequently, if approved, the Fund would not bear the cost of soliciting shareholder approval of any subsequent changes in the Fund’s investment goal.
Board Considerations in Approving a Non-Fundamental Investment Goal
At the November 11-12, 2009 meeting, the Board reviewed materials furnished by BSCM and CMA and information provided by representatives of BSCM and CMA regarding the proposed investment goal. In approving the non-fundamental investment goal, the Board considered, among other factors: 1) the benefit to the Fund of changing its investment goal, 2) BSCM and CMA’s experience with respect to the proposed investment goal and 3) the opportunity to avoid expense to the Fund and the delay of calling a shareholder meeting to change a fundamental investment goal. Based upon a review of CMA’s experience with respect to the proposed investment goal and the benefits to the Fund of the new investment goal, the Board concluded that approving a new non-fundamental investment goal for the Fund would be in the best interests of the Fund and its shareholders.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE TO APPROVE PROPOSAL 2.

PROPOSAL 3: APPROVAL OF INTERIM SUB-ADVISORY AGREEMENT
I.	Synopsis of Proposal
The Board is recommending that shareholders approve an interim agreement between Lotsoff, BSCM and the Trust (the “Interim Agreement”). The Trustees, including the Independent Trustees, unanimously approved the Interim Agreement at a meeting held on August 11-12, 2009.
II.	Background
Change in Control of Lotsoff Capital Management
Lotsoff Capital Management (“Lotsoff”) is currently the sub-adviser to the Fund. Lotsoff has served as sub-adviser to the Fund since the Fund’s inception on May 3, 2006, pursuant to an advisory agreement dated April 28, 2006 (the “Prior Agreement”). The Board last approved the continuance of the Prior Agreement at a meeting held on February 17-18, 2009. At a meeting held on August 11-12, 2009, Lotsoff informed the Board that a controlling block of Lotsoff’s partnership interests would be transferred to new owners (the “Transfer”). Under the 1940 Act, the Transfer would constitute a change in control of Lotsoff resulting in the assignment, and automatic termination, of Lotsoff’s sub-advisory agreement with the Trust and BSCM (the “Prior Agreement”).
Under Rule 15a-4 of the 1940 Act, an investment adviser may serve pursuant to an interim agreement after an existing agreement has been terminated by assignment, without obtaining shareholder approval, provided that the Board, including a majority of the Independent Trustees: 1) approves the interim agreement before the current agreement terminates and 2) determines that the scope and quality of the services provided to the Fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the existing agreement. In addition, compensation under the interim agreement cannot exceed the compensation under the current agreement and the term of the interim agreement may not exceed other than 150 days. At the August 11-12, 2009 Board meeting, Lotsoff assured the Board that, other than the change in certain ownership interests of the investment adviser, all other aspects of the relationship between Lotsoff and the Fund would remain unchanged. The fees payable to Lotsoff would remain the same, and Lotsoff reported to the Board that the Transfer also was not expected to affect the nature or quality of services Lotsoff performed for the Fund. At its August 11-12, 2009 in-person Board meeting, the Board approved an interim agreement among the Trust, BSCM and Lotsoff (the “Interim Agreement”). The Transfer and the Interim Agreement became effective on September 1, 2009.
Shareholder Approval of the Interim Agreement
Consistent with the requirements of Rule 15a-4 under the 1940 Act, compensation earned by Lotsoff during the period of the Interim Agreement is being held in an interest bearing escrow account, until shareholder approval of a new investment sub-advisory agreement is obtained. Pursuant to Rule 15a-4, if shareholders approve a new investment sub-advisory contract with the investment adviser, compensation earned under the Interim Agreement will be paid to Lotsoff. If shareholders do not approve a new investment sub-advisory agreement with Lotsoff, Lotsoff is entitled to receive the lesser of 1) the costs incurred in performing the Interim Agreement (plus the interest in the escrow account) or 2) the amount in the escrow account (plus interest). Consequently, if shareholders do not approve an investment advisory agreement with Lotsoff, Lotsoff may not receive its full fee under the Interim Agreement.
As discussed in Proposal 1 above, shareholders are being asked to approve a new sub-advisory agreement for the Fund with CMA. As a result, a new sub-advisory agreement with Lotsoff is not being proposed for approval by shareholders and the Interim Agreement will terminate. Without shareholder approval of the Interim Agreement, Lotsoff will not be able to receive its full fee for services performed under the Interim Agreement. The Board has determined that Lotsoff should receive full compensation for its services under the Interim Agreement, and is recommending that shareholders approve the Interim Agreement. If shareholders approve the Interim Agreement, Lotsoff will receive compensation for its services for a term of the earlier of such time that CMA begins providing services to the Fund, or the expiration of 150 days.
III.	Description of the Interim Agreement
The Interim Agreement is attached to this proxy statement as Exhibit B and this description is qualified in its entirety by references to Exhibit B. Except with respect to duration, termination and payment of compensation, the terms of the Prior Agreement and the Interim Agreement are substantially similar. As discussed above, with respect to the duration of the Interim Agreement, the Interim Agreement provides that it will continue in effect for a term of 150 days or the date of approval of a new agreement by shareholders, whichever is shorter. In addition, the Interim Agreement provides that it is terminable by the Trust or shareholders on 10 days’ notice. Also as discussed above, with respect to compensation, although the sub-advisory fees under the Interim Agreement remain unchanged from the Prior Agreement, the Interim Agreement provides that sub-advisory fees earned are paid into an escrow account pending shareholder approval of a new agreement.
Pursuant to the Interim Agreement, Lotsoff will continue to serve as the Fund’s sub-adviser. The Prior Agreement and the Interim Agreement both provide that the investment sub-adviser will manage on a discretionary basis the securities and other assets of the Fund entrusted to it, and determine the purchase and sale of securities of the Fund. The Prior Agreement and the Interim Agreement authorizes Lotsoff to select brokers or dealers that will execute the purchases and sales of securities of the Fund and directs Lotsoff to use its best efforts to seek on behalf of the Fund the best overall terms available. Under the Interim Agreement, Lotsoff may, in selecting a broker-dealer to execute a particular transaction, consider the brokerage and research services provided, as defined in Section 28(e) of the Securities Exchange Act of 1934 (“Exchange Act”). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, Lotsoff is authorized to pay for a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction but only if Lotsoff determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either the particular transaction or Lotsoff’s overall responsibilities with respect to the Fund.

The Prior Agreement and the Interim Agreement also provide that Lotsoff shall discharge its responsibilities subject to the supervision of BSCM and the Board, and in accordance with the Fund’s investment objectives, policies and restrictions as set forth in the Fund’s prospectus and statement of additional information, and applicable regulations. The Prior Agreement and Interim Agreement require Lotsoff to indemnify BSCM for certain losses and expenses, unless such losses or expenses arise out of BSCM’s own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties. BSCM must indemnify Lotsoff for certain losses and expenses, unless such losses or expenses arise out of Lotsoff’s own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties.
Information on Investment Sub-Advisory Fees
The Interim Agreement provides that, for its services, Lotsoff is entitled to a fee, which is calculated daily and paid monthly, at an annual rate specified below of the average daily net assets of the Fund:

0.24%	Up to (but not including) $300 million

0.225%	$300 million to (but not including) $1 billion

0.20%	$1 billion and over
This compensation rate is identical to the compensation rate under the Prior Agreement. For the fiscal year ended December 31, 2008, Lotsoff received advisory fees of $199,179.
IV.	Additional Information on Lotsoff Capital Management
Lotsoff Capital Management is an SEC registered investment adviser under the Advisers Act first organized as an Illinois general partnership in 1981, now organized as a limited liability company under Illinois law, effective September 1, 2009. Lotsoff provides investment management services for retirement plans, financial intermediaries, foundations, corporations, fund of funds, and high net worth individuals and families. As of September 30, 2009, Lotsoff had approximately $1.6 billion in assets under management.
The names, addresses and principal occupations of the principal executive officers and each member of Lotsoff are listed below. The business address for each person listed below is 20 N. Clark Street, 34th Floor, Chicago, Illinois 60602.

Name	Principal Occupation
Joseph N. Pappo	Chief Executive Officer

Donald W. Reid	Chief Financial Officer & Chief Investment Officer

Allison J. Brink	Chief Marketing Officer

Name	Principal Occupation
Richard J. DeMatteo	Chief Operations Officer

Margaret M. Baer	Chief Administrative Officer

Terese K. Constantino	Controller
V.	Recommendation of the Board
Board Considerations Regarding the Interim Agreement
In approving the Interim Agreement at its meeting held on August 11-12, 2009, the Board relied on information it had received at its February 17-18, 2009 Board meeting, at which time it considered and renewed the Prior Agreement between the Trust, BSCM and Lotsoff. The Board also took into account that it was sufficiently familiar with the services provided by Lotsoff, its respective personnel and prior performance, based on past dealings with Lotsoff, its regular monitoring process and the quarterly reports it receives from Lotsoff. The Board also considered that the Prior Agreement may be deemed to be terminated as a result of the Transfer. Further, the terms of the Interim Agreement were materially identical to those contained in the Prior Agreement, with the exception of the effective date, duration, termination and payment of compensation, pursuant to 1940 Act requirements as discussed above.
At the February 17-18, 2009 Board meeting, the Board completed its annual review and approval of the continuance of the Prior Agreement. Prior to the meeting, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from Lotsoff regarding, among other things: (i) the nature, extent and quality of the services to be provided by Lotsoff; (ii) the investment performance of the Fund and Lotsoff; (iii) the costs of the services to be provided and profits to be realized by Lotsoff and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors. Many of the factors considered at the February 17-18, 2009 meeting were applicable to the Board’s evaluation of the Interim Agreement at the August 11-12, 2009 meeting. Accordingly, in evaluating the Interim Agreement, the Board relied upon their knowledge and experience with Lotsoff and considered the information received and their evaluations and conclusions drawn at the February 17-18, 2009 meeting.
At the meeting, representatives from Lotsoff, along with other Fund service providers, presented additional oral and written information to help the Board evaluate Lotsoff’s fees and other aspects of the Prior Agreement. Among other things, the representatives presented an overview of Lotsoff, including its investment personnel, assets under management and investment process. The Trustees then discussed the written materials that the Board received before the meeting and Lotsoff’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Prior Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of Lotsoff and the re-approval of the Prior Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
At the August 11-12, 2009 meeting, the Board considered the structure and terms of the Transfer, the strategic plan and governance structure for Lotsoff following the Transfer, benefits or undue burdens imposed on the Fund as a result of the Transfer, anticipated effects on the Fund’s expense ratio following the Transfer, legal issues for the Fund as a result of the Transfer, and the costs associated with obtaining necessary shareholder approvals and who would bear those costs. The Board then deliberated on the approval of the Interim Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the approval of both the Prior Agreement and the Interim Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.
Nature, Extent, and Quality of Services Provided by the Sub-Adviser
In considering the nature, extent and quality of the services provided by Lotsoff, the Board considered, among other things, the expected impact, if any, of the Transfer on the operations, facilities, organization and personnel of Lotsoff; the potential implications of regulatory restrictions on the Fund following the Transfer; the ability of Lotsoff to perform its duties after the Transfer; and any anticipated changes to the current investment and other practices of the Fund. The Board noted that there were no material differences between the terms of the Prior Agreement and the Interim Agreement, including the fees payable thereunder. The Trustees further noted that key personnel of Lotsoff who have responsibility for the Fund were expected to be the same following the Transfer. Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transfer was not expected to adversely affect the nature, quality or extent of services provided by Lotsoff and that the expected nature, quality and extent of such services supported approval of the Interim Agreement.
Fund Performance and Investment Objectives
With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund were expected to continue to manage the Fund following the completion of the Transfer. During the annual review, the Board compared the Fund’s performance to benchmark indices and other similar mutual funds over various periods of time and concluded that it was satisfied with the investment performance of the Fund, in light of the factors described by Lotsoff that contributed to the Fund’s performance. The Trustees further noted that the Fund’s investment policies and strategies were not expected to change as a result of the Transfer. In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the Interim Agreement.
Costs of Advisory Services, Profitability and Economies of Scale

During the annual review, the Trustees considered, among other things, the management fee and expenses of the Fund and comparisons of such fee and expenses with peers. At the annual review, the Trustees determined that the Fund’s advisory fee and expenses were reasonable. In evaluating the profitability of Lotsoff under the Interim Agreement, the Trustees considered their conclusions at their prior review and noted the fee schedule under the Interim Agreement is identical to that under the Prior Agreement. Taking into consideration its prior evaluation of fees and expenses at the annual renewal, the Board determined that the management fee and expenses were reasonable.
Moreover, the Trustees were satisfied that, at the annual review, Lotsoff’s level of profitability for its advisory activities was reasonable and not excessive and that Lotsoff’s level of profitability should continue to be reasonable and not excessive after the Transfer. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not believe that such economies had yet occurred.
Based on their deliberations and evaluation of the information discussed previously, the Trustees, including the Independent Trustees, unanimously concluded that the terms of the Interim Agreement are fair and reasonable, that the scope and quality of services to be provided will be at least equivalent to the scope and quality of services provided under the Prior Agreement, and that the fees under the Interim Agreement are reasonable in light of the services to be provided to the Fund. The Board, and the Independent Trustees voting separately, approved the Interim Agreement and concluded that the Interim Agreement should be recommended to shareholders for approval.
THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND
VOTE TO APPROVE PROPOSAL 3.

ADDITIONAL INFORMATION
Other Service Providers
SEI Investments Global Funds Services (“SEIGFS”) serves as the Fund’s administrator. SEI Investments Distribution Co. (“SIDCO”) serves as the Fund’s distributor and principal underwriter. SEIGFS and SIDCO are each located at One Freedom Valley Drive, Oaks, Pennsylvania, 19456.
Payment of Expenses
The Fund will bear the expenses incurred in the preparation, printing and mailing of this proxy statement and its enclosures and all solicitations.
Beneficial Ownership of Shares
As of December 11, 2009, the following persons owned of record, or were known by the Trust to own beneficially, more than 5% of the shares of the Fund. On that date, the Trustees and officers of the Fund, together as a group, beneficially owned less than 1% of the Fund’s outstanding shares.
[beneficial ownership table]
Shareholders Sharing the Same Address
If two or more Shareholders share the same address, only one copy of this proxy statement is being delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this proxy statement to a Shareholder at a shared address. Please note that each Shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-800-262-9565 or forward a written request to the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this proxy statement; (2) receive your annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address.
Other Business
The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time on such matters. No annual or other special meeting is currently scheduled for the Trust. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the Meeting because inclusion and presentation are subject to compliance with certain federal regulations.
Shareholder Proposals

The Trust is organized as a voluntary association under the laws of the Commonwealth of Massachusetts. As such, the Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a future meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Shareholder proposals must be received by the Trust within a reasonable time before any such meeting in order for the proposals to be considered.
Communications with the Board
Shareholders wishing to submit written communications to the Board should send their communications to Bishop Street Funds, c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.
Annual and Semi-Annual Reports to Shareholders
The Annual Report of the Trust for the fiscal year ended December 31, 2008 is available upon request, as is the Semi-Annual Report for the six-month period ended June 30, 2009 (unaudited). The Annual Report and the Semi-Annual Report may be obtained by written request to the Trust at the address listed above or by telephoning 1-800-262-9565.
PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS
REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR
YOUR CONVENIENCE.

Exhibit A
FORM OF SUB-ADVISORY AGREEMENT
     SUB-ADVISORY AGREEMENT (the “Agreement”) made as of this ___th day of ___, 20___ by and between BISHOP STREET CAPITAL MANAGEMENT, a Hawaii corporation with its principal place of business at 999 Bishop Street, 28th Floor, Honolulu, Hawaii 96813 (the “Adviser”), and COLUMBIA MANAGEMENT ADVISORS, LLC, a Delaware limited liability company with its principal place of business at 100 Federal Street, Boston, MA 02111 (the “Sub-Adviser”). The Adviser is a direct subsidiary of First Hawaiian Bank.
W I T N E S S E T H
     WHEREAS, BISHOP STREET FUNDS (the “Trust”) and First Hawaiian Bank entered into an Investment Advisory Agreement dated March 31, 1999 (the “Management Agreement”);
     WHEREAS, the Adviser and First Hawaiian Bank entered into Assignment and Assumption Agreement dated February 22, 2000 whereby the Adviser assumed the Management Agreement and the obligations contained therein;
     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the “Board”) of the Trust on behalf of the series set forth on Schedule A to this Agreement (the “Fund”) and pursuant to the provisions of the Management Agreement, the Adviser has selected the Sub-Adviser to act as sub-investment adviser of the Fund and to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;
     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:
     The Sub-Adviser’s Services.
     Discretionary Investment Management Services. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for such Fund assets as may be allocated by the Adviser to the Sub-Adviser for purposes of investing Fund assets, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what investments shall be purchased for the Fund and what such securities shall be held or sold by the Fund, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and under the Securities Act of 1933, as amended (the “1933 Act”), covering Fund shares, as filed with the Securities and Exchange Commission (the “Commission”), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect and set forth in the Registration Statement. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions and is hereby appointed the Fund’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be required by brokers, dealers, counterparties and other persons in connection with the Sub-Adviser’s management of the Fund. Notwithstanding the foregoing, the Adviser may, pursuant to the Management Agreement and upon prior written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time determine; provided however, that the Sub-Adviser shall not be responsible for any such portfolio transactions effected by the Adviser. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund’s investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund’s assets or to otherwise exercise its right to control the overall management of the Fund’s assets.
     Compliance. In the performance of its duties and obligations under this Agreement, the Sub-Adviser agrees to comply in all material respects with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any written policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund’s portfolio securities and performing the Sub-Adviser’s obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. With respect to compliance with the requirements of Subchapter M of the Code, the Adviser shall cause the Fund to provide to the Sub-Adviser such records as the Sub-Adviser may reasonably request. The Adviser has furnished the Sub-Adviser with the Trust’s current Declaration of Trust and Bylaws, the Fund’s current prospectus and Statement of Additional Information and any other policies, guidelines, instructions and procedures relevant to the Sub-Adviser’s services under this Agreement and shall deliver, or cause to be delivered, to the Sub-Adviser all changes to such documents and instruments a reasonable period of time prior to their effectiveness. The Sub-Adviser has adopted and implemented, and will maintain, written compliance policies and procedures that it believes are reasonably designed to prevent violations by the Sub-Adviser and its “supervised persons” (as defined in the Advisers Act) of the Advisers Act and the rules thereunder. The Sub-Adviser will review, no less frequently than annually, the adequacy of its policies and procedures and the effectiveness of their implementation. The Sub-Adviser has designated a Chief Compliance Officer responsible for administering its policies and procedures. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser’s full responsibility for any of the foregoing.
     Proxy Voting. Pursuant to Board authority and the Management Agreement, the Adviser has the authority and responsibility to vote proxies relating to securities held by the Fund and may delegate that authority and responsibility to a third party. The Adviser hereby delegates the authority and responsibility to vote proxies for the Fund’s securities to the Sub-Adviser. The Sub-Adviser represents that it has adopted and implemented, and will maintain, written policies and procedures that it believes are reasonably designed to ensure that it votes the Fund’s securities in the best interests of the Fund, including procedures to address material conflicts that may arise between the interests of the Sub-Adviser and those of the Fund. The Sub-Adviser shall carry out the responsibility to vote proxies relating to the securities held by the Fund in accordance with written instructions, if any, that the Board or the Adviser may provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. The delegation of proxy voting authority and responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.
     The Sub-Adviser is authorized to instruct the Custodian and/or broker(s) for the Fund to forward promptly to the Sub-Adviser or designated service provider copies of all proxies and shareholder communications relating to securities held in the portfolio of the Fund (other than materials relating to legal proceedings against the Fund). The Sub-Adviser may also instruct the Custodian and/or broker(s) to provide reports of holdings in the portfolio of the Fund. The Sub-Adviser has the authority to engage a service provider to assist with administrative functions related to voting Fund proxies. The Trust shall direct the Custodian and/or broker(s) to provide assistance requested by the Sub-Adviser in facilitating the use of a service provider. In no event shall the Sub-Adviser have any responsibility to vote proxies that are not received on a timely basis. The Adviser acknowledges that the Sub-Adviser, consistent with the Sub-Adviser’s written proxy voting policies and procedures, may refrain from voting a proxy if, in the Sub-Adviser’s discretion, refraining from voting would be in the best interests of the Fund and its shareholders or as otherwise may be provided in the Sub-Adviser’s written proxy voting policies and procedures.
     Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Fund or its Board the information required to be supplied under this Agreement.
     The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund’s assets advised by the Sub-Adviser required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Adviser, any administrator, custodian, transfer agent or other service provider appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 31a-2 under the 1940 Act (the “Fund Books and Records”). The Fund Books and Records shall be available to the Adviser and the Board upon reasonable request and shall be delivered to the Fund upon the termination of this Agreement and shall be available for telecopying without unreasonable delay during any day the Fund is open for business.
     Holdings Information and Pricing. The Sub-Adviser shall provide regular reports regarding the Fund’s holdings, and may, on its own initiative, furnish the Fund and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to notify the Adviser promptly if the Sub-Adviser reasonably believes that the value of any security held by the Fund may not reflect fair value. The Sub-Adviser agrees to provide upon request any pricing information of which the Sub-Adviser is aware to the Adviser and/or the Fund pricing agent to assist in the determination of the fair value of the Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Fund valuation procedures for the purpose of calculating the Fund’s net asset value in accordance with procedures and methods established by the Board.
     Cooperation with Agents of the Adviser and the Fund. The Sub-Adviser agrees to reasonably cooperate with and provide reasonable assistance to the Adviser, the Fund and the Fund’s custodian and foreign sub-custodians, the Fund’s pricing agents and all other agents and representatives of the Fund and the Adviser, such information with respect to the Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.
     Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”), which it will provide to the Adviser and the Fund. The Sub-Adviser shall ensure that it has adopted procedures reasonably necessary to prevent its Access Persons (as defined in Rule 17j-1) from violating the Sub-Adviser’s Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Fund with (i) a copy of the Sub-Adviser’s current Code of Ethics, as in effect from time to time, and (ii) a certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser’s Code of Ethics. Annually, upon request, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser’s Code of Ethics to the Trust and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to material violations of the Code of Ethics by Access Persons and the sanctions imposed by the Sub-Adviser in response to such material violations.
     Information and Reporting. The Sub-Adviser shall provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request.
     Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Trust’s Chief Compliance Officer and Adviser promptly upon detection of (i) any material failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of the Fund’s written policies, guidelines or procedures provided to the Sub-Adviser. In addition, the Sub-Adviser shall provide a quarterly report regarding the Fund’s compliance with its investment objectives and policies and applicable law and the Fund’s policies, guidelines or procedures as applicable to the Sub-Adviser’s obligations under this Agreement. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such quarterly compliance certifications to the Board. The Sub-Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Trust in the event (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws if such actions, suits, proceedings, inquiries or investigations would reasonably be expected to have a material adverse effect on the Sub-Adviser’s ability to perform its services hereunder or (ii) the controlling stockholder of the Sub-Adviser changes or an actual change in control resulting in an “assignment” (as defined in the 1940 Act) has occurred or is otherwise proposed to occur.
     Inspection. Upon reasonable request, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser’s employees for interviews) to the extent that they relate to the conduct of services provided to the Fund reasonably available for compliance audits by the Adviser’s or the Fund’s employees, accountants or counsel; in this regard, the Fund and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm compliance with any laws, rules or regulations in the management of the Fund.
     Board and Filings Information. The Sub-Adviser will also provide the Adviser with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, Form N-CSR, Form N-Q, Form N-PX, Form N-SAR, amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review its investment management services to the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.
     Transaction Information. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on the Fund and the Sub-Adviser’s services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the Sub-Adviser in no way relieves the Sub-Adviser of its own responsibilities under this Agreement.
Brokerage.
     Principal Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act.
     Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund’s account with brokers or dealers selected by the Sub-Adviser. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer – viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates’ services to other clients.
     Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, in the manner the Sub-Adviser reasonably considers to be equitable, over time, and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.
     Affiliated Brokers. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund’s current prospectus and SAI; (b) the provisions of the 1940 Act; (c) the provisions of the Advisers Act; (d) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Sub-Adviser’s fees for services under this Agreement.
     Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Fund.
     Allocation of Charges and Expenses. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for the Fund’s or the Adviser’s expenses, including without limitation brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.
Representations, Warranties and Covenants.
     Properly Registered. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation regarding the Sub-Adviser that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement. The Sub-Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.
     ADV Disclosure. The Sub-Adviser has provided the Trust with a copy of its Form ADV Part I as most recently filed with the SEC and its current Part II and will, promptly after filing any amendment to its Form ADV with the SEC or updating its Part II, furnish a copy of such amendments or updates to the Trust and the Adviser. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.
     Fund Disclosure Documents. The Sub-Adviser has reviewed the current prospectus and Statement of Additional Information of the Fund and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Sub-Adviser will manage the Fund or information relating directly or indirectly to the Sub-Adviser, such prospectus and Statement of Additional Information contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser, upon request, will in the future review the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Fund (collectively the “Disclosure Documents”) and will certify as to whether or not disclosure about the Sub-Adviser, the manner in which the Sub-Adviser manages the Fund or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.
     Use Of Names. The Sub-Adviser has the right to use the names “Bishop Street Capital Management” and “Bishop Street Funds” in connection with its services to the Trust and that the Trust and the Adviser shall have the right to use the name “Columbia Management” in connection with the management and operation of the Fund. The Sub-Adviser is not aware of any threatened or existing actions, claims, litigation or proceedings that would adversely affect or prejudice the rights of the Sub-Adviser or the Trust to use the name “Columbia Management.”
     Insurance. The Sub-Adviser maintains errors and omissions insurance coverage in an appropriate amount and shall provide prior written notice to the Trust (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Sub-Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.
     No Detrimental Agreement. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would cause the Sub-Adviser to select securities for the Fund in a manner that is not in the best interest of the Fund.
     Conflicts. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Trust including implementing procedures that require any of its personnel responsible for management of the Fund to place the interest of the Fund ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Fund, consistent with its fiduciary duties under applicable law.
     Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.
     (i) The Adviser (i) is registered as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement or the Management Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement or the Management Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; (v) will promptly notify Subadviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) the Adviser and the Trust have duly entered into the Management Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement. The Adviser shall provide services to the Fund pursuant to the Management Agreement in compliance with the terms thereof and in accordance with applicable law.
     8. Sub-Adviser’s Compensation. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser’s services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Fund shall have no responsibility for any fee payable to the Sub-Adviser.
     The Sub-Adviser will be compensated based on the portion of Fund assets allocated to the Sub-Adviser by the Adviser. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.
     9. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed to be an agent of the Fund or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. It is understood that the Sub-Adviser may give advice and take action for its other clients that may differ from advice given, or the timing or nature of action taken, for the Fund. The Sub-Adviser is not obligated to initiate transactions for the Fund in any security that the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or the accounts of other clients.
     10. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in section 2(a)(4) of the 1940 Act) or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.
     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.
     11. Duration and Termination.

     (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 11(c) and unless terminated automatically as set forth in Section 10 hereof or until terminated as follows:
     The Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, the Fund may cause this Agreement to terminate either (i) by vote of its Board upon not more than sixty (60) days’ nor less than thirty (30) days’ written notice or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or
     The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days’ nor less than thirty (30) days’ written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or
     This Agreement shall automatically terminate two years from the date of its execution unless its renewal is specifically approved at least annually thereafter by (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Fund, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; or
     This Agreement shall terminate automatically and immediately in the event of the termination of the Management Agreement; and
     (f) Termination of this Agreement pursuant to this Section shall be without payment of any penalty.
     In the event of termination of this Agreement for any reason, the Sub-Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any Fund assets, except as expressly directed by the Adviser or as otherwise required by any fiduciary duties of the Sub-Adviser under applicable law. In addition, the Sub-Adviser shall deliver the Fund’s Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio asset management to any successor of the Sub-Adviser, including the Adviser, provided, however, that the Sub-Adviser is not required hereunder to provide investment advisory services in such a transition. The Sub-Adviser may retain copies of the Fund’s Books and Records following termination of this Agreement to the extent required by applicable law.

     12. Certain Definitions. For the purposes of this Agreement:
     (a) “Affirmative vote of a majority of the outstanding voting securities of the Fund” shall have the meaning as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
     (b) “Interested persons” and “Assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.
     13. Indemnification. The Sub-Adviser shall indemnify and hold harmless the Trust and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Sub-Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Registration Statement or any written guidelines or instruction provided in writing by the Board, (b) the Fund’s failure to satisfy the diversification or source of income requirements of Subchapter M of the Code, or (c) the Sub-Adviser’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement; provided, however, that the Sub-Adviser Indemnitees shall not be indemnified for any losses, claims, damages, liabilities or litigation sustained as a result of the Adviser’s, the Trust’s, their officers’, partners’, employees’, consultants’ or agents’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under this Agreement or the Management Agreement or violation of applicable law. The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all their respective controlling persons (as described in Section 15 of the 1933 Act) (collectively, the “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of: (a) the Adviser being in material violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Registration Statement or any written guidelines or instruction provided in writing by the Board, provided that such violation was not cause by the Sub-Adviser, or (b) the Adviser’s willful misfeasance, bad faith, or gross negligence generally in the performance of its duties hereunder or the Management Agreement or its reckless disregard of its obligations and duties under this Agreement or the Management Agreement; provided, however, that the Adviser Indemnitees shall not be indemnified for any losses, claims, damages, liabilities or litigation sustained as a result of the Sub-Adviser’s, the Trust’s, their officers’, partners’, employees’, consultants’ or agents’ willful misfeasance, bad faith, gross negligence or reckless disregard of the duties under this Agreement or violation of applicable law.
     14. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.
     15. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the Commonwealth of Massachusetts. Such Certificate of Trust and the Trust’s Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.
     16. Change in the Adviser’s Ownership. The Sub-Adviser agrees that it shall notify the Trust of any anticipated or otherwise reasonably foreseeable change in the ownership of the Sub-Adviser within a reasonable time prior to such change being effected.
     17. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state and federal, in Massachusetts, with respect to any dispute under this Agreement.
     18. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only, form no part of this Agreement and shall not affect its construction.
     19. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     20. Confidentiality. The Sub-Adviser and the Adviser agree that they shall exercise the same standard of care that they use to protect their own confidential and proprietary information, but no less than reasonable care, to protect the confidentiality of information supplied by either the Sub-Adviser or the Adviser that is not otherwise in the public domain or previously known to the other party in connection with the performance of its obligations and duties hereunder, including Portfolio Information. As used herein “Portfolio Information” means confidential and proprietary information of the Fund, the Sub-Adviser or the Adviser that is received by the other party in connection with this Agreement, including information with regard to the portfolio holdings and characteristics of the portion of each of the Funds allocated to the Sub-Adviser that the Sub-Adviser manages under the terms of this Agreement. Other than as set forth in this Agreement or required by applicable law, the Sub-Adviser and the Adviser will restrict access to the Portfolio Information to those persons who will use it only for the purpose of managing the Fund or servicing the Fund. The foregoing shall not prevent the Sub-Adviser from disclosing Portfolio Information that is (1) publicly known or becomes publicly known through no unauthorized act of its own, (2) rightfully received from a third party without obligation of confidentiality, (3) approved in writing by the Adviser for disclosure, or (4) required to be disclosed pursuant to a requirement of a governmental agency or law so long as the Sub-Adviser provides the Adviser with prompt written notice of such requirement prior to any such disclosure. Nothing in this Agreement shall be construed to prevent the Sub-Adviser from giving other entities investment advice about, or trading on their behalf, in the portfolio securities of the Fund. The Adviser and its employees or agents shall not use Portfolio Information, directly or indirectly, for the purpose of purchasing or selling any securities for personal or other accounts, and shall maintain policies and procedures reasonably designed to prevent the use of the portfolio holdings information for such prohibited securities trading purposes.
     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.

ATTEST:	BISHOP STREET CAPITAL MANAGEMENT

By:
	Name:	[ ]
	Title:	[ ]

ATTEST:	COLUMBIA MANAGEMENT ADVISORS, LLC

By:
	Name:	[ ]
	Title:	[ ]
Accepted and Agreed to as of the day and year first above written.

SCHEDULE A
to the
SUB-ADVISORY AGREEMENT
dated                     , 20__ between
BISHOP STREET CAPITAL MANAGEMENT
and
COLUMBIA MANAGEMENT ADVISORS, LLC
The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the Fund under the following fee schedule:

Fund	Rate
Bishop Street Dividend Value Fund	0.36% on the first $75 million;
0.35% on the next $75 million;
0.325% on the next $100 million;
0.30% on the next $250 million; and
0.25% on assets over $500 million

Exhibit B
BISHOP STREET FUNDS
INTERIM INVESTMENT SUB-ADVISORY AGREEMENT
     AGREEMENT made this 1st day of September, 2009 between Bishop Street Funds (the “Trust”), Bishop Street Capital Management (the “Adviser”), and Lotsoff Capital Management (the “Sub-Adviser”).
     WHEREAS, Bishop Street Funds, a Massachusetts business trust (the “Trust”), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and
     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated March 31, 1999 (the “Advisory Agreement”) with the Trust, pursuant to which the Adviser acts as investment adviser to the series of the Trust; and
     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Large Cap Core Equity Fund (the “Fund”), and the Sub-Adviser is willing to render such investment advisory services.
     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties hereto agree as follows:
1.	Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Trust’s Board of Trustees, the Sub-Adviser shall manage on a discretionary basis all of the securities and other assets of the Fund entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (together referred to as the “Prospectus”), and subject to the following:
(a)	The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.
(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser may delegate some or all of the performance of the services to its subsidiaries or affiliates. The Sub-Adviser will, however, remain responsible to the Adviser for any such delegated functions.

(c)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust’s Declaration of Trust (as defined herein), the Prospectus, and with the written instructions and directions of the Adviser and of the Board of Trustees of the Trust received from time to time, and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.
(d)	The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund’s Prospectus or as the Board of Trustees or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. Additionally, the Sub-Adviser is authorized to execute agreements as agent for the Fund with brokers or dealers necessary to carry out its duties under this Agreement. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board of Trustees of the Trust and Section 28(e) of the Exchange Act, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) and to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund’s Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission (“SEC”) and the 1940 Act.
(e)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser).
(f)	The Sub-Adviser shall provide the Fund’s custodian, on each business day, with information relating to all transactions concerning the Fund’s Assets and shall provide the Adviser with such information upon request of the Adviser. The Adviser has obtained the agreement of the Fund’s custodian to act in accordance with the instructions of the Sub-Adviser.
(g)	The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar or different services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.
Nothing in this Agreement shall limit or restrict the Sub-Adviser or any of its officers, employees, affiliates, or subsidiaries from buying, selling, or trading in any securities for its or their own account or accounts in compliance with applicable federal securities laws as well as the Sub-Adviser’s Code of Ethics. The Trust and the Adviser acknowledge that the Sub-Adviser and its officers, employees, affiliates, or subsidiaries and its other clients may at any time have, acquire, increase, decrease, or dispose of positions in investments that are at the same time being acquired or disposed of for the accounts of the Fund in a manner consistent with the Sub-Adviser’s Code of Ethics. The Sub-Adviser will have no obligation to acquire for the Fund a position in any investment that the Sub-Adviser, its officers, employees, affiliates, or subsidiaries may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment for the accounts of the Fund.

(h)	The Sub-Adviser shall as soon as reasonably practicable notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(i)	The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held as Assets in the Fund. The Adviser shall instruct the custodian and other parties providing services to the Fund to promptly forward misdirected proxies to the Sub-Adviser.

2.	Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust’s Declaration of Trust (as defined herein), the Prospectus, the written instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, the Code, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3.	Delivery of Documents. The Adviser has furnished the Sub-Adviser with properly certified or authenticated copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, herein called the “By-Laws”); and

(c)	Prospectus.

The Adviser agrees to promptly furnish the Sub-Adviser with copies of any changes, amendments or other modifications made to the Declaration of Trust, the By-Laws, the Prospectus, or any other document relating to the Sub-Adviser’s services hereunder.

4.	Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in Schedule A, which is attached hereto and made part of this Agreement. The fee will be calculated based on the average daily value of the Assets under the Sub-Adviser’s management. The compensation earned under this Agreement will be held in an interest-bearing escrow account with the Fund’s custodian bank. Upon approval of this Agreement by a vote of a majority of the outstanding voting securities of the Fund, the amount in the escrow account (including any interest earned) will be paid to the Sub-

Adviser. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee. If this Agreement is not approved, the Sub-Adviser will be paid out of the escrow account, the lesser of: (a) any costs incurred by the Sub-Adviser in performing its obligations under the Agreement (plus interest earned on that amount while in escrow); or (b) the total amount in the escrow account (plus interest earned).

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

As used in this Section 4, the term “vote of a majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the SEC under said Act.

5.	Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement; provided, however, that the Sub-Adviser’s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser’s own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) howsoever arising from or in connection with the performance of the Adviser’s obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6.	Duration and Termination. This Agreement shall continue in effect for the lesser of: (i) the period from the effective date through the date of the approval of a new investment sub-advisory agreement by vote of a majority of the outstanding voting securities of the Fund; or (ii) 150 days; provided however that if the shareholders fail to approve a new investment sub-advisory agreement, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty, on ten (10) days written notice, by (i) the majority vote of the Trustees, including a majority vote of such Trustees who are not interested persons of the Trust, at a meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

This Agreement shall terminate automatically and immediately in the event of its assignment or in the event of a termination of the Advisory Agreement with the Trust. As used in this Section 6, the terms “assignment,” “interested persons” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

7.	Governing Law. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8.	Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9.	Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	Bishop Street Capital Management
999 Bishop Street, 28th Floor
Honolulu, HI 96813

To the Sub-Adviser at:	Lotsoff Capital Management
20 N. Clark Street, 34th Floor
Chicago, IL 60602
Attention: Gary R. Lisk, Managing Director
10.	Anti-Money Laundering. The Adviser agrees to provide the Sub-Adviser with any documentation that it may reasonably require in order to comply with all applicable anti-money laundering regulation, including but not limited to that of the United States and the United Kingdom. In addition, the Adviser agrees that the Sub-Adviser may provide copies of such documentation to counterparties which they may reasonably require in order to fulfill their anti-money laundering procedures.

11.	Entire Agreement; Amendment. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

In the event that this Agreement is made applicable to any additional series of the Trust, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective series severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each series as if contained in separate agreements between the Adviser and Sub-Adviser for each such series.

This Agreement may be amended in writing at any time by the mutual agreement of the Trust, the Adviser and the Sub-Adviser.

12.	Miscellaneous.

(a)	A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

(c)	The Adviser and the Fund each hereby consent to being treated by the Sub-Adviser as a “qualified eligible person” as defined in the rules promulgated under the United States Commodity Exchange Act (the “CEA”) for the purposes of the CEA and the regulations thereunder.

(d)	The Sub-Adviser represents to the Adviser and the Fund that it is a “registered commodity trading advisor”, as such term is defined in the CEA and the regulations promulgated thereunder and shall during the term of this Agreement satisfy all applicable requirements of the CEA relating to a registered commodity trading advisor.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE CLIENTS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE.

CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR ACCOUNT DOCUMENT.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Bishop Street Funds	Lotsoff Capital Management

By:	By:

/s/ Joseph M. Gallo	/s/ Margaret M. Baer

Name:	Name:

Joseph M. Gallo	Margaret M. Baer

Title:	Title:

Vice President and Secretary	Managing Director

Bishop Street Capital Management

By:

/s/ Michael K. Hirai

Name:

Michael K. Hirai

Title:

President and Chief Investment Officer

Schedule A
to the
Interim Investment Sub-Advisory Agreement
dated September 1, 2009
between
Bishop Street Funds,
Bishop Street Capital Management,
and
Lotsoff Capital Management
Compensation

Aggregate Sub-Advised Assets	Annualized Fee
Up to (but not including) $300 million	0.24%

$300 million to (but not including) $1 billion	0.225%

$1 billion and over	0.20%

THE ALTMAN GROUP [INSERT ADDRESS] To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: UNTDA1 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BISHOP STREET LARGE CAP CORE EQUITY FUND (the “Fund”) THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS YOU VOTE FOR EACH OF THE FOLLOWING PROPOSALS: PROPOSAL 1: To approve a new investment sub-advisory agreement for the Fund between Bishop Street Capital Management and Columbia Management Advisors, LLC. PROPOSAL 2: To approve a new investment goal for the Fund. PROPOSAL 3: To approve an interim sub-advisory agreement between the Bishop Street Funds, on behalf of the Fund, Bishop Street Capital Management and Lotsoff Capital Management. This proxy will, when properly executed, be voted as directed herein by the signing shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing Proposals and will be voted in the appointed proxies’ discretion upon such other business as may properly come before the Meeting. For Against Abstain 0 0 0 For Against Abstain 0 0 0 For Against Abstain 0 0 0 Your signature(s) acknowledge(s) receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, either holder may sign this proxy but the name of the person signing should conform exactly to the name appearing on this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on January 15, 2010: The Proxy Statement is available at www.bishopstreetfunds.com. UNTDA2 LARGE CAP CORE EQUITY FUND a series of BISHOP STREET FUNDS FORM OF PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR THE SPECIAL MEETING OF SHAREHOLDERS, TO BE HELD ON JANUARY 15, 2010 The undersigned, revoking previous proxies with respect to the units of beneficial interest in the name of undersigned (the “Shares”), hereby appoints Phil Masterson and Joseph Gallo as proxies, each with full power of substitution, to vote all of the Shares at the Special Meeting of Shareholders of the Large Cap Core Equity Fund (the “Fund”), a series of Bishop Street Funds (the “Trust”), to be held at the offices of the Fund’s administrator, SEI Investments Global Funds Services, One Freedom Valley Drive, Oaks, Pennsylvania 19456, at 11:00 a.m., Eastern Time, on January 15, 2010, and any adjournments or postponements thereof (the “Meeting”); and on the reverse the undersigned hereby instructs said proxies to vote.